Universal Life Insurance Company Metro Office Park Calle 1 Lote 10 Guaynabo Puerto Rico 00969 PO Box 2171 San Juan Puerto Rico 00922-2171 T: (787) 706-7095 F: (787) 625-7379 www.miuniversalpr.com

Fortune V Separate Account

Universal Life Insurance Company

Supplement Dated February 7, 2022 to the Prospectus Dated December 23, 2021

With reference to the Prospectus dated December 23, 2021, please be informed that the following correction is made to the Prospectus by this supplement and the relevant content should be read as shown herein instead of as printed in the aforementioned Prospectus.

Correction

Under section General Description of the Fortune V Separate Account and Insurance Company, the hyperlink on the second paragraph of page 49 has been corrected to read as “https://www.transamerica.com/investments-fund-center”. The third paragraph under “List of Underlying Funds” on page 51 has also been corrected to read as “https://www.transamerica.com/investments-fund-center”. All other information appearing in the rest of the Prospectus remains unchanged as is.

The full prospectus is available at our website, www.universalpr.com or you may also request a copy free of charge by calling at 787-706-7095.

Signed by the duly authorized signatory of the Entity on this 7th of February 2022.

/s/ Michael Prewitt

Michael Prewitt

Compliance Director

Universal Life Insurance Company